Exhibit 99.906CERT

Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alger China-U.S Growth Fund, do hereby certify, to such officer’s knowledge, that:

(1)       The annual report on Form N-CSR of the Registrant for the period ended October 31, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

(2)       the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of
Alger China-U.S Growth Fund.

Dated: December 15, 2008

/s/Dan C. Chung

Dan C. Chung
President
Alger China-U.S Growth Fund

Dated: December 15, 2008

/s/ Michael D. Martins

Michael D. Martins
Treasurer
Alger China-U.S Growth Fund

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.